UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 8, 2005
Date of report (Date of earliest event reported)

Magic Lantern Group, Inc.
(Exact name of registrant as specified in its charter)

New York (State or other jurisdiction of incorporation or organization)	1-9738 (Commission file number)	13-3016967 (IRS Employer Identification No.)

1075 North Service Road West, Suite 27, Oakville, Ontario L6M 2G2
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (905) 827-2755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02

Departure of Directors or Executive Officers; Election of Directors; Appointment of Principal Officers

On April 13, 2005, we issued a press release announcing the voluntary resignation of Howard R. Balloch from the position of Chairman of our Board of Directors. Mr. Stephen Encarnacao, one of our independent directors, was elected Interim Chairman of the Board and will serve in that capacity until our next annual meeting of stockholders. The press release is provided herewith as Exhibit 99.

ITEM 9.01

Financial Statements and Exhibits.

Exhibit

Number

Description

99

Press Release of Magic Lantern Group, Inc. dated April 13, 2005.

*  *  *

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAGIC LANTERN GROUP, INC.

Date: April 14, 2005

By:  /s/ Robert A. Goddard

       Robert A. Goddard

       President & CEO